WAIVER AND CONSENT AGREEMENT

       THIS WAIVER AND CONSENT AGREEMENT (this "Waiver") is made and entered into this the 18th day of April, 2002, by and among the financial institutions listed on the signature pages hereof (such financial institutions are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), Bank of America, N.A., a national banking association ("Bank of America"), as agent for the Lenders (in its capacity as agent) (the "Agent"), Varsity Brands, Inc. (f/k/a Riddell Sports Inc.), a Delaware corporation (the "Parent Guarantor"), and each of Varsity Spirit Corporation, a Tennessee corporation ("Spirit"), Varsity Spirit Fashions & Supplies, Inc., a Minnesota corporation ("Fashions"), Varsity USA, Inc., a Tennessee corporation ("USA"), Varsity/Intropa Tours, Inc., a Tennessee corporation ("Intropa"), and International Logos, Inc., a Tennessee corporation ("Logos") (Spirit, Fashions, USA, Intropa and Logos are collectively referred to as the "Borrower").

       WHEREAS, Lenders, Agent, Parent Guarantor and Borrower are parties to that certain Second Amended and Restated Loan, Guaranty and Security Agreement dated as of July 23, 2001, as amended by that certain First Amendment to Second Amended and Restated Loan, Guaranty and Security Agreement dated as of November 20, 2001 (the "Agreement"); and

       WHEREAS, Parent Guarantor has terminated its License Agreement between Parent Guarantor and Umbro dated November 23, 1998 and described in Schedule 1.1 to the Agreement ("Umbro License"); and

       WHEREAS, as a result of the termination of the Umbro License, Fashions will receive the Proceeds which they wish to use for the Permitted Uses or Additional Permitted Uses; and

       NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereby agree as follows:

SECTION 1. DEFINITIONS. For purposes of this Waiver, the following definitions shall apply:

       a. "Permitted Uses" means either or both of the following uses of the Proceeds permitted by the Indenture: (i) the Senior Note Redemption or (ii) acquisition of a controlling interest in a Permitted Business (as defined in the Indenture).

       b. "Additional Permitted Uses" means any use of the Proceeds permitted by the Indenture (other than the Permitted Uses) which includes either or both of the following: (i) capital expenditures or (ii) acquisition of other long-term assets.

       c. "Proceeds" means the payments made to any Loan Parties under that certain Agreement dated as of September 26, 2001 between Umbro Worldwide Limited et. al. and Fashions. It is anticipated that the Proceeds will total approximately $8,100,000.

       d. "Indenture" means that certain Indenture dated June 19, 1997 by Varsity Brands, Inc. (f/k/a Riddell Sports Inc.), as Issuer, in favor of Marine Midland Bank, as Trustee, and relating to the Senior Notes.

       e. "Senior Note Redemption" means Parent Guarantor's purchase and/or redemption of at least $8,100,000 in face value of the Senior Notes.

SECTION 2. CONSENT AND WAIVER OF LENDERS AND AGENT. Parent Guarantor will use the Proceeds for the Permitted Uses. Lenders and Agent hereby (i) consent to the use of the Proceeds for the Permitted Uses and (ii) waive the provisions of (a)
Section 9.1 of the Agreement to the extent that such provisions would require Parent Guarantor or Borrower to fulfill its obligations under the Umbro License,
(b) Section 9.9 of the Agreement to the extent that such provisions would prohibit the disposition of the Umbro Collateral and the Umbro License, (c)
Section 9.10 of the Agreement to the extent that such provisions would prohibit the use of the Proceeds for the Permitted Uses or distributions from Fashions to Parent Guarantor of the Proceeds, or (d) Section 9.14 of the Agreement to the extent that such provisions would prohibit the Senior Note Redemption. If Parent Guarantor wishes to use the Proceeds for one or more of the Additional Permitted Uses, it must obtain Agent's prior written consent, which consent Agent may withhold in its sole and absolute discretion. Lenders hereby authorize Agent to execute any documents or other instruments necessary, in its discretion, to evidence this consent and waiver.

SECITON 3. DEFINED TERMS. Any capitalized term used but not defined herein shall have the meaning ascribed to it in the Agreement.

SECTION 4. COMPLETE AGREEMENT. This Waiver contains and accurately recites the complete and entire agreement among the parties regarding its subject matter. This Waiver shall not be construed to permit any redemption of the Senior Notes other than the Senior Note Redemption or as a waiver of any other provisions of the Loan Documents. This Waiver shall not obligate the Lenders or the Agent to consent to any future redemption or prepayment of the Senior Notes or Subordinated Debt by Borrower or to any future waivers of any of the provisions of any of the Agreement or other Loan Documents. This Waiver may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.


                         [SIGNATURES ON FOLLOWING PAGE]

       IN WITNESS WHEREOF, the parties have each executed and delivered this Waiver as of the date first above written.


                                       "PARENT GUARANTOR"

                                       Varsity Brands, Inc.
                                       (f/k/a Riddell Sports Inc.)

                                       By: /s/ John M. Nichols
                                           ------------------------------------

                                       Title: Chief Financial Officer
                                              ---------------------------------


                                       "BORROWER"

                                       Varsity Spirit Corporation

                                       By: /s/ John M. Nichols
                                           ------------------------------------

                                       Title: Chief Financial Officer
                                              ---------------------------------


                                       Varsity Spirit Fashions & Supplies, Inc.

                                       By: /s/ John M. Nichols
                                           ------------------------------------

                                       Title: Chief Financial Officer
                                              ---------------------------------


                                       Varsity USA, Inc.

                                       By: /s/ John M. Nichols
                                           ------------------------------------

                                       Title: Chief Financial Officer
                                              ---------------------------------


                                       Varsity/Intropa Tours, Inc.

                                       By: /s/ John M. Nichols
                                           ------------------------------------

                                       Title: Chief Financial Officer
                                               ---------------------------------


                                       International Logos, Inc.

                                       By: /s/ John M. Nichols
                                           ------------------------------------

                                       Title: Chief Financial Officer
                                              ---------------------------------



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


                                       "AGENT"

                                       Bank of America, N.A., as the Agent

                                       By: /s/ Thomas Branyan
                                           ------------------------------------
                                          Thomas Branyan, Senior Vice President


                                       "LENDERS"

                                       Bank of America, N.A., as a Lender

                                       By: /s/ Thomas Branyan
                                       ----------------------------------------
                                       Thomas Branyan, Senior Vice President




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